                                                                   EXHIBIT(a)(3)

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                            TENDER OF COMMON SHARES

          (INCLUDING THE ASSOCIATED RIGHTS TO PURCHASE COMMON SHARES)

                                       OF

                         CHIEFTAIN INTERNATIONAL, INC.
                                       TO

                 HUNT OIL CANADIAN ACQUISITION III CORPORATION,
                          A WHOLLY OWNED SUBSIDIARY OF

                                HUNT OIL COMPANY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing Common Shares, no par value (the "Common Shares"), of Chieftain International, Inc., a corporation incorporated under and governed by the laws of the Province of Alberta, Canada ("Chieftain"), are not immediately available, if the procedure for book-entry transfer of Common Shares cannot be completed prior to the Expiration Date (as defined in Section 1 of "The Offer" in the Offer to Purchase), or if time will not permit all required documents to reach the Depositary prior to the Expiration Date. This form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary. See Section 3 of "The Offer" in the Offer to Purchase.

                        The Depositary for the Offer is:

                           CIBC MELLON TRUST COMPANY

                                   Inquiries:
                           Toll Free: 1-800-387-0825
                        Email: inquiries@cibcmellon.com

       By Registered or Certified Mail, by Hand or by Overnight Courier:

                                 199 Bay Street
                              Commerce Court West
                                Securities Level
                                  Toronto, ON
                                    M5L 1G9
                           Attention: Courier Window

                   By Facsimile (Eligible Institutions Only):
                                 (416) 643-3148

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

     THIS NOTICE OF GUARANTEED DELIVERY SHOULD NOT BE SENT TO THE U.S. FORWARDING AGENT FOR THE OFFER.

Ladies and Gentlemen:

     The undersigned hereby tenders to Hunt Oil Canadian Acquisition III Corporation, a corporation incorporated under and governed by the laws of the Province of Alberta, Canada (the "Offeror") and a wholly-owned subsidiary of Hunt Oil Company, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 28, 2001, and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of Common Shares set forth below of Chieftain, pursuant to the guaranteed delivery procedures set forth in Section 3 of "The Offer" in the Offer to Purchase.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.
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
                                   DESCRIPTION OF COMMON SHARES TENDERED
-----------------------------------------------------------------------------------------------------------
 NAME AND ADDRESS OF REGISTERED
             OWNER(S)
   (PLEASE FILL IN, IF BLANK,
   EXACTLY AS NAME(S) APPEAR(S)                  SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
       ON CERTIFICATE(S))                         (ATTACH ADDITIONAL SIGNED LIST, IF ANY)
-----------------------------------------------------------------------------------------------------------
                                                              NUMBER OF SHARES
                                    SHARE CERTIFICATE          REPRESENTED BY          NUMBER OF SHARES
                                        NUMBER(S)*            CERTIFICATE(S)*             TENDERED**
                                 --------------------------------------------------------------------------

                                 --------------------------------------------------------------------------

                                 --------------------------------------------------------------------------

                                 --------------------------------------------------------------------------

                                 --------------------------------------------------------------------------

                                       TOTAL SHARES
-----------------------------------------------------------------------------------------------------------
                * NEED NOT BE COMPLETED BY SHAREHOLDERS TENDERING COMMON SHARES BY BOOK-ENTRY.
      ** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL COMMON SHARES DESCRIBED ABOVE ARE BEING
                                                  TENDERED.

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                                         PLEASE SIGN AND COMPLETE
  Signature(s):
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  Address:
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                                                                                    (Zip Code)
  Name(s):
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  Capacity (full title), if in a representative capacity:
  Area Code and Telephone Number:
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                                                     Taxpayer Identification or Social
              Dated:                                 Security Number:
                    --------------------------                       --------------------------------------
-----------------------------------------------------------------------------------------------------------

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned Eligible Institution (as defined in "Definitions" of the Offer to Purchase) guarantees to deliver to the Depositary either certificates representing the Common Shares tendered hereby, in proper form for transfer, or confirmation of a book-entry transfer of such Common Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message, and any other documents required by the Letter of Transmittal, within three Toronto Stock Exchange trading days after the Expiration Date.

     Any Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Common Shares to the Depositary within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
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Address:
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                                                          Zip Code

Area Code and Tel. No.:
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Authorized Signature:
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Name:
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                                     (Please Print)

Title:
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Dated:
      --------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR COMMON SHARES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.